                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER
V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., PETER J. TOBIN, DEBORAH L. DUNCAN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on February 18, 1997, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (vi) convertible debt obligations, (vii) depositary shares or (viii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 27, 1997.


                              /s/ FRANK A. BENNACK, JR.
                              Frank A. Bennack, Jr.
                              Director

                              /s/ SUSAN V. BERRESFORD
                              Susan V. Berresford
                              Director

                              /s/ M. ANTHONY BURNS
                              M. Anthony Burns
                              Director

                              /s/ H. LAURANCE FULLER
                              H. Laurance Fuller
                              Director

                              /s/ MELVIN R. GOODES
                              Melvin R. Goodes
                              Director

                              /s/ WILLIAM H. GRAY, III
                              William H. Gray, III
                              Director

                              /s/ GEORGE V. GRUNE
                              George V. Grune
                              Director

                              /s/ WILLIAM B. HARRISON, JR.
                              William B. Harrison, Jr.
                              Vice Chairman of the Board
                              and Director

                               /s/ HAROLD S. HOOK
                               Harold S. Hook
                               Director

                               -----------------
                               Helene L. Kaplan
                               Director

                               /s/ THOMAS G. LABRECQUE
                               Thomas G. Labrecque
                               President, Chief Operating Officer
                               and Director

                               /s/ J. BRUCE LLEWELLYN
                               J. Bruce Llewellyn
                               Director

                               /s/ EDWARD D. MILLER
                               Edward D. Miller
                               Senior Vice Chairman of the Board
                               and Director

                               /s/ EDMUND T. PRATT, JR.
                               Edmund T. Pratt, Jr.
                               Director

                               /s/ HENRY B. SCHACHT
                               Henry B. Schacht
                               Director

                               /s/ WALTER V. SHIPLEY
                               Walter V. Shipley
                               Chairman of the Board,
                               Chief Executive Officer and Director

                               /s/ ANDREW C. SIGLER
                               Andrew C. Sigler
                               Director

                               /s/ JOHN R. STAFFORD
                               John R. Stafford
                               Director

                               /s/ MARINA v.N. WHITMAN
                               Marina v.N. Whitman
                               Director

                                /s/ PETER J. TOBIN
                                Peter J. Tobin
                                Chief Financial Officer
                               (Principal Financial Officer)

                                /s/ JOSEPH L. SCLAFANI
                                Joseph L. Sclafani
                                Controller
                               (Principal Accounting Officer)